SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549


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                              FORM 8-K

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                           CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15 (d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): July 17, 1998

           The Interpublic Group of Companies, Inc.
       (Exact Name of Registrant as Specified in Charter)


Delaware                         1-6686              13-1024020
(State or Other Jurisdiction    (Commission File    (IRS Employer
of Incorporation)                Number)              Identification No.)

  1271 Avenue of the Americas, New York, New York     10020
 (Address of Principal Executive Offices)            (Zip Code)


Registrant's telephone number, including area code: 212-399-8000
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 (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

      On July 17, 1998, The Interpublic Group of Companies, Inc.
issued three press releases (two in the United Kingdom and one in the United States) announcing the proposed acquisition of International Public Relations PLC.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

      99.1 Press Release issued by Interpublic on July 17, 1998 in the United Kingdom.

      99.2 Press Release issued by Interpublic on July 17, 1998 in the United Kingdom.

      99.3 Press Release issued by Interpublic on July 17, 1998 in the United States.




                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         THE INTERPUBLIC GROUP OF COMPANIES, INC.


Date: July 24, 1998                  By: NICHOLAS J. CAMERA
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                                         VICE PRESIDENT, GENERAL COUNSEL
                                         AND SECRETARY